EXHIBIT 10.3

                                FORM OF WARRANT

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EXHIBIT 10.3

                                    EXHIBIT F

                                 FORM OF WARRANT

This Warrant (this "warranT") HAS NOT been Registered UNDER The securities ACT OF 1933, AS amended (The "AcT"), OR ANY STATE securities LAW. Neither this warrant NOR any WARRANT Shares issuable upon exercise hereof NOR ANY interest OR Participation herein or therein may BE SOLD, Assigned, MORTGAGED, Pledged, hypothecated, ENCUMBERED OR Otherwise Transferred EXCEPT IN Compliance WITH THE ACT AND Applicable STATE Securities LAWS.



                                   XSUNX, INC.

                              COMMON STOCK PURCHASE
                          WARRANT FOR 1,666,666 SHARES


ORIGINAL ISSUE DATE: NOVEMBER 1, 2007            WARRANT CERTIFICATE # _________

          This Warrant is issued in connection with and pursuant to that certain Common Stock Purchase Agreement (the "Purchase Agreement") dated as of November 1, 2007, by and between XsunX, Inc., a Colorado corporation (the "Company") and FUSION CAPITAL FUND II, LLC, an Illinois limited liability company the registered holder hereof, or its assigns (the "Holder").

         FOR VALUE RECEIVED, the Holder is entitled to purchase from the Company during the period specified in this Warrant, 1,666,666 fully paid and non-assessable shares (subject to adjustment as hereinafter provided) of Common Stock (the "Warrant Shares"), of the Company at the purchase price per share provided in Section 1.2 of this Warrant (the "Warrant Exercise Price"), all subject to the terms and conditions set forth in this Warrant. All terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

Section 1.        Period for Exercise and Exercise Price.

         1.1  Period  for  Exercise.   The  right  to  purchase  Warrant  Shares
represented by this Warrant shall be immediately exercisable, and shall expire at 12:00 midnight, Chicago time, October 31, 2012 (the "Expiration Date").

         1.2  Warrant  Exercise  Price.  The  Warrant  Exercise  Price  shall be
$[0.50 and 0.75] per Warrant Share (subject to adjustment as hereinafter provided).

Section 2.        Exercise of Warrant.

         2.1 Manner of Exercise. The Holder may exercise this Warrant, in whole or in part, by surrendering this Warrant to the Company at the principal office of the Company, accompanied by a warrant exercise notice (the "Warrant Exercise Notice") in substantially the form attached hereto duly executed by the Holder and by payment of the Warrant Exercise Price for the number of Warrant Shares for which this Warrant is then be exercised, either (i) by check or wire transfer, (ii) by delivery of an instrument evidencing indebtedness owing by the Company to the Holder in the appropriate amount, (iii) subject to the

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limitations  set forth in Section  2.4  hereof,  by  authorizing  the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of this Warrant or (iv) in a combination of (i), (ii) or (iii) above, provided, however, that in no event shall the Holder be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder to exceed 4.9% of the then outstanding shares of the Common Stock following such exercise. For purposes of
the  foregoing  proviso,   the  aggregate  number  of  shares  of  Common  Stock
beneficially owned by the Holder shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which determination of such proviso is being made, but shall exclude the shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised warrants beneficially owned by the Holder and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the Holder subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. The Holder may waive the foregoing 4.9% ownership limitation by written notice to the Company upon not less than 61 days prior written notice (with such waiver taking effect only upon the expiration of such sixty-one (61) day notice period).

         2.2 Holder of Record. At such time the person in whose name any certificate for shares of Warrant Shares shall be issuable upon such exercise shall be deemed for all corporate purposes to have become the Holder of record of such shares, regardless of the actual delivery of certificates evidencing such shares.

         2.3 Delivery of Stock Certificates. As permitted under applicable federal securities laws, as soon as practicable after delivery of a Warrant Exercise Notice to the Company, and in any event not later than three (3)
Business Days after any Warrant Exercise Notice is deemed delivered to the Company pursuant to Section 2.5 hereof, the Company at its expense shall issue Warrant Shares via credit to the Holder's account with DTC for the number of Warrant Shares to which the Holder is entitled upon such exercise or, if the Transfer Agent is not participating in The DTC Fast Automated Securities Transfer Program and DWAC system in respect of the Common Stock, issue and surrender to the address as specified in the Warrant Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled to upon such exercise.

         2.4 Cashless Exercise if No Registration Statement Available. At any time for any reason or for no reason, if a registration statement is not available so that the Warrant Shares would be issued to the Holder without any restrictive transfer legend and be freely tradable by the Holder upon a non-cashless exercise hereof, in such case and only in such case, the Holder may, by providing notice thereof to the Company in a Warrant Exercise Notice, elect to exercise this Warrant, in whole or in part, for a number of Warrant Shares determined in accordance with the following formula:

X = Y(A-B)
    ------
       A

Where:
-----
X = The number of Warrant Shares to be issued to the Holder.
Y = The number of Warrant Shares purchasable under this Warrant as of the date that the Warrant Exercise Notice is deemed delivered to the Company pursuant to
Section 2.5 hereof.
A = The Fair Market Value of one share of Common Stock (or other security for which the Warrant is then exercisable).


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B = Exercise Price (as adjusted under Section 3 hereof).

For purposes of this Section 2.4, the "Fair Market Value" per share shall be the highest Sale Price of the Common Stock during the five (5) Business Day period immediately prior to the date that the Warrant Exercise Notice is deemed to have been delivered to the Company pursuant to Section 2.5 hereof.

         2.5 Deemed Delivery of the Warrant Exercise Notices. In connection with any exercise of this Warrant, a Warrant Exercise Notice shall be deemed delivered to the Company: (i) upon receipt, when delivered personally by the Holder or its representative to an officer or employee of the Company; or (ii) on one Business Day after the date that the Warrant Exercise Notice is deposited with a nationally recognized overnight delivery or currier service addressed to the Company at the address of the Company as set forth in Section 8.5 hereof.

         Section 3. Adjustment of Purchase Price and Number of Shares. The Warrant Exercise Price and the kind of securities issuable upon exercise of the Warrant shall be adjusted from time to time as follows:

         3.1 Subdivision or Combination of Shares (Stock Splits). If the Company at any time effects a subdivision or combination of the outstanding Common Stock (through a stock split or otherwise), the number of shares of Warrant Shares shall be increased, in the case of a subdivision, or the number of shares of Warrant Shares shall be decreased, in the case of a combination, in the same proportions as the Common Stock is subdivided or combined, in each case effective automatically upon, and simultaneously with, the effectiveness of the subdivision or combination which gives rise to the adjustment.

         3.2 Action Affecting Common Stock. If at any time the Company takes any action affecting its Common Stock, other than an action described in Section 3.1 which, in the opinion of the Board of Directors of the Company (the "Board"), would have an adverse effect upon the exercise rights of the Warrants, the Warrant Exercise Price or the kind of securities issuable upon exercise of the Warrants, or both, shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances; provided, however, that the purpose of this Section is to prevent the Company from taking any action which has the effect of diluting the number of shares of Warrant Shares issuable upon exercise of this Warrant.

         Section 4. Reservation of Stock, etc. The Company covenants and agrees that it will at all times have authorized, reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, the number of shares of Warrant Shares from time to time issuable upon the exercise of this Warrant. The Company further covenants and agrees that this Warrant is, and any Warrants issued in substitution for or replacement of this Warrant and all Warrant Shares, will upon issuance be duly authorized and validly issued and, in the case of Warrant Shares, upon issuance will be fully paid and non-assessable and free from all preemptive rights of any stockholder, and from all taxes, liens and charges with respect to the issue thereof (other than transfer taxes) and, if the Common Stock of the Company is then listed on any national securities exchanges (as defined in the Exchange Act of 1934, as amended (the "Exchange Act")) or quoted on NASDAQ, shall be, subject to the restrictions set forth in Section 5, duly listed or quoted thereon, as the case may be. In the event that the number of authorized but unissued shares of such Common Stock shall not be sufficient to effect the exercise of this entire Warrant into Warrant Shares, then in addition to such other remedies as shall be available to the Holder of this Warrant, the Company shall promptly take such corporate action as may be necessary to increase its authorized but unissued shares of such Common Stock to such number of shares as shall be sufficient for such purpose.


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Section 5.        Ownership, Transfer and Substitution of Warrants.

         5.1 Transfer and Exchange of Warrants. Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will execute and deliver to the Holder thereof, upon the order of such Holder, a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder may direct, for such number of shares with respect to each such Warrant, the aggregate number of shares in any event not to exceed the number of shares for which the Warrant so surrendered had not been exercised.

         5.2 Registration Rights. The holder of this Warrant is entitled to certain registration rights with respect to the Warrant Shares issuable upon exercise thereof. Said registration rights are set forth in a Registration Rights Agreement by and between the Holder and the Company. if the registration statement contemplated in the registration rights agreement is not effective at the time of any issuance and the shares are not exempt from registration under Rule 144, the Warrant Shares shall be issued in certificated form and shall bear only the following restrictive legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER'S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

         5.3 Exemption from Registration. If an opinion of Holder's counsel provides that registration is not required for the proposed exercise or transfer of this Warrant or the proposed transfer of the Warrant Shares and that the proposed exercise or transfer in the absence of registration would require the Company to take any action including executing and filing forms or other documents with the Securities and Exchange Commission (the "SEC") or any state securities agency, or delivering to the Holder any form or document in order to establish the right of the Holder to effectuate the proposed exercise or transfer, the Company agrees promptly, at its expense, to take any such action; and provided, further, that the Company will reimburse the Holder in full for any expenses (including but not limited to the fees and disbursements of such counsel, but excluding brokers' commissions) incurred by the Holder or owner of Warrant Shares on his, her or its behalf in connection with such exercise or transfer of the Warrant or transfer of Warrant Shares.

Section 6. No Rights or Liabilities as Shareholder. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company or as imposing any liabilities on such holder to purchase any securities or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

Section 7. Rule 144 Sales. At the request of any Holder who proposes to sell securities in compliance with Rule 144 of the SEC, the Company will (i) forthwith furnish to such Holder a written statement of compliance with the filing requirements of the SEC as set forth in Rule 144, as such rules may be amended from time to time and (ii) make available to the public and such Holder such information as will enable the Holder to make sales pursuant to Rule 144.


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

Section 8.        Miscellaneous.

         8.1 Amendment and Waiver. This Warrant may be amended with, and only with, the written consent of the Company and the Holder. Any waiver of any term, covenant, agreement or condition contained in this Warrant shall not be deemed a waiver of any other term, covenant, agreement or condition, and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any default of any other term, covenant, agreement or condition.

         8.2 Representations and Warranties to Survive. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Warrant and the issuance of any Warrant Shares upon the exercise hereof.

         8.3 Severability. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Warrant to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Warrant, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

         8.4 Binding Effect; No Third Party Beneficiaries. All provisions of this Warrant shall be binding upon and inure to the benefit of the parties and their respective heirs, legatees, executors, administrators, legal representatives, successors, and permitted transferees and assigns. No person other than the Holder of this Warrant and the Company shall have any legal or equitable right, remedy or claim under or in respect of this Warrant.

         8.5 Notices. Except for a Warrant Exercise Notice which shall be deemed delivered pursuant to Section 2.5 hereof, any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:


                  If to the Company:
                           XsunX, Inc.
                           65 Enterprise
                           Aliso Viejo, CA 92656
                           Phone:           949-330-8060
                           Facsimile:       949-266-5823
                           Attention:       Chief Executive Officer

                  With a copy to:
                           K & L Gates LLP
                           Miami Center, 20th Floor,
                           201 South Biscayne Blvd.
                           Miami, FL 33131-2399
                           Telephone:       305-539-3300
                           Facsimile:       305-358-7095
Attention:        Clayton Parker


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

                  If to the Holder:
                           Fusion Capital Fund II, LLC
                           222 Merchandise Mart Plaza, Suite 9-112
                           Chicago, IL 60654
                           Telephone:       312-644-6644
                           Facsimile:       312-644-6244
                           Attention:       Steven G. Martin

                  If to the Transfer Agent:
                           Mountain Share Transfer
                           1625 Abilene Drive,
                           Broomfield, Colorado 80020
                           Telephone:       303-460-1149
                           Facsimile:       303-438-9243
                           Attention:       Beth Powell


         or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, and recipient facsimile number or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or
(iii) above, respectively.

         8.6 Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         8.7 Loss of Warrant. Upon receipt by the Company of a written statement of the Holder to it of the loss, theft or destruction of this Warrant, and upon


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

surrender for cancellation of this Warrant if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date as replacement hereof.

         8.8 Entire Agreement. This Warrant, the Purchase Agreement and the Registration Rights Agreement of even date herewith represent the entire agreement and understanding between the parties concerning the subject matter hereof and supercede all prior and contemporaneous agreements, understandings, representations and warranties with respect thereto.

         8.9 Headings. The headings used herein are used for convenience only and are not to be considered in construing or interpreting this Warrant.

                                    COMPANY:

                                    XsunX, INC.


                                    By:______________________
                                    Name: ___________________
                                    Title: ____________________





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

                                     FORM OF
                             WARRANT EXERCISE NOTICE


Date:______________


XsunX, Inc.
Attn: President
65 Enterprise
Aliso Viejo, CA 92656

Ladies and Gentlemen:The undersigned, being the holder of your Warrant for the purchase of _________ Warrant Shares issued November 1, 2007, accompanying this letter, hereby irrevocably exercises such Warrant for ________ shares of Warrant Shares (as defined in said Warrant), and herewith delivers ___________ as payment therefor in accordance with the Warrant, and requests that such shares of Warrant Shares be issued in the name of, and delivered to FUSION CAPITAL FUND II, LLC, at the address shown below the signature line hereof.

If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.


FUSION CAPITAL FUND II, LLC
BY: FUSION CAPITAL PARTNERS, LLC

By:_________________________
Name:
Title:

Fusion Capital Fund II, LLC
222 Merchandise Mart Plaza, Suite 9-112
Chicago, IL 60654




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